Your Vote Counts! ARROWHEAD PHARMACEUTICALS, INC. 177 EAST COLORADO BLVD, SUITE 700 PASADENA, CA 91105 ARROWHEAD PHARMACEUTICALS, INC. 2026 Annual Meeting Vote by March 18, 2026 11:59 PM ET You invested in ARROWHEAD PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on March 19, 2026. Vote Virtually at the Meeting* March 19, 2026 10:00 AM PT Virtually at: www.virtualshareholdermeeting.com/ARWR2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V83347-P42564 Get informed before you vote View the Notice and Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to March 5, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials, which contain important information and are available on the Internet. We encourage you to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V83348-P42564 1. Election of Directors Nominees: 1a. Christopher Anzalone For 1b. Mauro Ferrari For 1c. Hongbo Lu For 1d. Adeoye Olukotun For 1e. Michael S. Perry For 1f. Victoria Vakiener For 1g. William Waddill For 2. Advisory Vote to Approve Executive Compensation. For 3. Approval of the Arrowhead Pharmaceuticals, Inc. Amended and Restated 2021 Incentive Plan. For 4. Ratification of the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2026. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.